Exhibit 10.66

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

PURCHASE AGREEMENT NO. 597-B

BETWEEN

BOMBARDIER INC.

AND

PINNACLE AIRLINES, INC.

For CRJs:
Relating to the Purchase of

Sixteen (16) Bombardier CRJ900 Series aircraft

This Agreement is made on the 26th day of April, 2007.

BETWEEN:	BOMBARDIER INC., a Canadian corporation, represented by Bombardier Aerospace, Regional Aircraft, having an office located at 123 Garratt Boulevard, Downsview, Ontario, Canada (“Bombardier”).

AND:	Pinnacle Airlines, Inc., a Georgia corporation, having an office located at 1689 Nonconnah Boulevard, Memphis, Tennessee, 38132. (“Buyer”)

WHEREAS,	[***]

WHEREAS,	[***]

WHEREAS,	[***]

WHEREAS,	[***]

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:

ARTICLE 1 - INTERPRETATION

1.1	The recitials above have been inserted for convenience only and do not form part of this Agreement.

1.2	The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3	In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4	In this Agreement the following expressions unless otherwise expressly provided, mean:

a.	“Acceptance Date” shall mean the date of execution of the Certificate of Acceptance as provided in Article 8.10 (a);

b.	“Acceptance Period” shall mean the period Buyer shall have to complete the inspection and flight test for any Aircraft as more specifically provided in Article 8.6;

c.
“Agreement” means this Agreement, including its Exhibits, Annexes, Appendices, Schedules and those letter agreements (referred to herein as either “Letter Agreement(s)” or “Letter Agreement” when referring to a specific Letter Agreement), if any, attached hereto (each of which is incorporated in this Agreement by this reference), as they may be amended pursuant to the provisions of this Agreement;

d.
“Aircraft” shall mean any or all the sixteen (16) Bombardier CRJ 900 Series aircraft model CL-600-2D24 to be sold and purchased pursuant to this Agreement together with any future Aircraft wich may be assigned by Buyer by Delta pursuant to the Assignment Agreement and which are sold and purchased pursuant to this Agreement.  For the avoidance of doubt, in the event that this Agreement covers more than one aircraft (including any aircraft the subject of an option purchase), the expression “Aircraft” shall refer to any one or more of such aircraft as the context requires;

e.	“Aircraft Base Price” shall have the meaning attributed to it in Article 4.3;

f.	“Aircraft Purchase Price” shall have the meaning attributed to it in Article 4.4;

g.	[***]

h.	[***]

i.
“Bill of Sale” shall mean collectively, an FAA Bill of Sale and, in the form attached hereto as Exhibit II, a full warranty bill of sale, collectively conveying title to the Aircraft from Bombardier to Buyer and as more specifically described in Article 8.10(c);

j.	[***]

k.	“Buyer Responsible Regulatory Change” shall have the meaning attributed to it in Article 7.5;

l.	“Buyer Selected Optional Features” shall mean those optional features referred to in Article 4.2 and as more particularly set forth in Appendix III hereto, as may be amended from time to time;

m.	“Change Order” means a change order substantially in the form of Exhibit IV hereto;

n.	“Delivery Date” shall mean the date on which Bombardier delivers the Bill of Sale and Buyer takes delivery of the Aircraft in accordance with Article 8.10 (c);

o.	“Delta” shall mean Delta Air Lines, Inc., a Delaware corporation;

p.	“Economic Adjustment Formula” shall mean the economic adjustment formula attached hereto as Exhibit I;

q.	“Excusable Delay” shall have the meanign attributed to it in Article 12.1.

r.	“FAA” shall mean the United States Federal Aviation Administration or any department or agency of the United States succeeding to the authority and jurisdiction of the Federal Aviation Administration;

s.	“Non-Excusable Delay”shall have the meaning attributed to in Article 12.1;

t.	“Notice” shall mean any notice, request, approval, permission, or other communication given in accordance with Article 16.1;

u.	“Other Patents” shall have the meaning attributed to it in Article 17.1;

v.	“Permitted Change” has the meaning set out in Article 10.2;

w.	“Prime Rate” shall mean the rate of interest established from time to time by Chase Manhattan Bank, N.A., or its successor, as its prime rate;

x.	“Readiness Date” shall mean the date on which an Aircraft will be ready for commencement of Buyer’s inspection, flight test and acceptance in accordance with Article 8.4;

y.	“Regulatory Change” shall have the meaning attributed to it in Article 7.4;

z.
“Scheduled Delivery Date” shall mean the specific date of which Bombardier provides ten (10) working days advance Notice to Buyer pursuant to Article 8.4 that the Aircraft will be available for inspection;

aa.	“Scheduled Delivery Month(s)” shall mean the month in which each Aircraft is scheduled for delivery as set forth in Appendix I attached hereto and incorporated herein by this reference;

bb.
“Specification” shall mean the specification for the Aircraft more specifically described in Article 2.1 and as attached hereto as Appendix II for the Aircraft as such specification may be further amended or modified pursuant to the terms of this Agreement;

cc.	“Taxes” has the meaning set out in Article 4.5; and

dd.	“TC” shall mean Transport Canada or any department or agency of Canada succeeding to the authority and jurisdiction of Transport Canada.

1.5	All dollar amounts in this Agreement are in United States Dollars.

1.6	All capitalized terms not expressly defined under this Article 1 and used elsewhere in this in this Agreement shall have the meanings ascribed to such capitalized terms elsewhere herein.

ARTICLE 2 - SUBJECT MATTER OF SALE

2.1
Subject to the provisions of this Agreement, Bombardier will manufacture, sell and deliver and Buyer will purchase sixteen (16) Bombardier CRJ900 Series aircraft model CL-600-2D24 aircraft manufactured pursuant to the Specification as supplemented to include the Buyer Selected Optional Features. The Aircraft Specification may be modified from time to time and is supplemented to reflect the incorporation of the Buyer Selected Optional Features.

ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1	Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A-1 attached hereto.

3.2	Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B-1, which shall be the exclusive warranty applicable to the Aircraft.

3.3	Unless expressly stated otherwise, the services referred to in 3.1 and 3.2 above are included in the Aircraft Purchase Price.

ARTICLE 4 - PRICE/TAXES

4.1	The basic price for each of the Aircraft is [***] United States Dollars expressed in July 1, 2006 United States Dollars.

4.2
The basic price of the Buyer Selected Optional Features for each Aircraft is [***] United States Dollars and is listed in Appendix III hereto and are expressed in July 1, 2006 United States Dollars. Upon request from Buyer, agreed additions and deletions to the Buyer Selected Optional Features in Appendix III shall be incorporated on the Aircraft and the basic price of the Buyer Selected Optional Features shall be adjusted accordingly. Actual changes to the Aircraft shall be subject to Bombardier’s required lead times of which it will provide Buyer reasonable notice.

4.3
The Aircraft Base Price of each Aircraft is the basic price identified in Articles 4.1, plus the basic price of the Buyer Selected Optional Features identified in Article 4.2. above selected by Buyer for the Aircraft expressed in July 1, 2006 United States Dollars.

4.4
The Aircraft Base Price shall be adjusted from July 1, 2006 to the delivery date of the Aircraft using the Economic Adjustment Formula in order to determine the Aircraft Purchase Price at delivery [***]

4.5
The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties (“Taxes”)  which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, Buyer or the Aircraft whether or not there is an obligation for Bombardier to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft, [***] or any other matter, good or service provided under or in connection with this Agreement.  [***]

4.6	If any Taxes [***] are imposed upon Buyer or become due or are to be collected from Bombardier by any taxing authority, Bombardier shall immediately notify Buyer upon receipt of such notice. [***]

4.7
Upon request of one party, the other party shall execute and deliver to the requesting party any documents that the requesting party deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

ARTICLE 5 - PAYMENT

5.1	(a) [***] Buyer shall make payment or cause payment to be made for each Aircraft [***]as follows:

(i)	[***]	of the estimated Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month;

(ii)	[***]	of the estimated Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month;

(iii)	[***]	of the estimated Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month; and

(iv)
Buyer shall pay the balance of the Aircraft Purchase Price for each Aircraft net of the applicable Credit Memorandum as set forth in Article 1.0 of the Credit Memorandum Letter Agreement on or before the Delivery Date for such Aircraft.

(b) [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(c)  Any payments referred to in paragraphs (a)(i)-(iii) [***] above are pre-delivery payments (“PDP Payments”) and are to be made in the applicable amount on the second business day of the applicable month.

(d) [***]

(e)  With respect to Aircraft for which any PDP Payments are due as of the date of the Agreement due to their applicable delivery dates, Buyer shall make all such PDP Payments as set forth on Exhibit V attached hereto [***]that are due within [***] business days of the execution and delivery by both parties of the Agreement.

5.2
If Buyer fails to pay any amount payable by it under this Agreement when due, Buyer shall pay Bombardier daily interest on late payments from the date that any payment is [***] days past due up to and including the day prior to receipt of payment, at a rate of [***]percent [***] per annum over the prime rate announced by Chase Manhattan for United States dollar accounts from time to time, calculated and compounded monthly.  Bombardier’s right to receive such interest is in addition to any other right or remedy Bombardier has at law as a result of Buyer’s failure to make payments when due including the right to terminate this Agreement, [***].

5.3
Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier’s account in the following manner or such other bank account as Bombardier may notify to Buyer from time to time:

Transfer to:	[***]
Account Name:	[***]
Account #:	[***]
Bank Name:	[***]
ABA#:	[***]
SWIFT number:	[***]
PLEASE REFERENCE: INVOICE # AND/OR AIRCRAFT SERIAL #

5.4	All other agreed upon amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of such Aircraft.

5.5
Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in this Article 5 have been made.

5.6	All payments provided for under this Agreement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

ARTICLE 6 - BUYER INFORMATION [***]

6.1
During the manufacture of the Aircraft, Buyer shall provide to Bombardier all information as Bombardier may reasonably request to manufacture the Aircraft. Bombardier shall advise Buyer of the specific information required and the latest date by which such information is required, and Buyer shall provide such information by the date(s) so advised. The requested information and its applicable due date(s) shall be substantially in the form of Appendix IV, but in any event not less than within thirty (30) days of the date on which such information is required, and Buyer shall comply with the date(s) so specified; [***].

Failure, refusal or delay of Buyer to comply with the requirements of this Article may result in an increase in the Aircraft Purchase Price, a delay in the delivery of the Aircraft, or both. Further, any revisions to the Appendix IV information that Bombardier receives after the respective due date may result in an increase in the Aircraft Purchase Price, a delay in delivery of the Aircraft, or both.

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]

6.6	[***]

6.7	[***]

6.8	[***]

ARTICLE 7 - CERTIFICATION

7.1	Bombardier has obtained or will obtain (a) TC, a TC Type Certificate (Transport Category), and (b) from the FAA, an FAA Type Certificate for the Aircraft purchased under this Agreement.

7.2
Bombardier shall provide to Buyer a TC Certificate of Airworthiness (Transport Category) for export to the United States of America on or before the Delivery Date of each Aircraft, which will bear a statement of compliance with the type certificate which will make such Aircraft immediately eligible for the issuance of and enable Buyer to obtain an FAA Certificate of Airworthiness for such Aircraft, unless such statement of compliance is not available due to Buyer’s noncompliance with the provisions of Articles 6.1, 6.2 or 6.3.

7.3	Bombardier shall not be obligated to obtain and/or provide any other certificates (or similar documents) or approvals as part of this Agreement.

7.4	Buyer is responsible for obtaining all import licenses and/or authorizations required to import or operate the Aircraft into any country outside of Canada.

7.5
Bombardier shall, to the extent permitted by law, provide Buyer with such assistance as it may reasonably request to obtain a Canadian export license to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations (including those of the United States) in effect on the Delivery Date.

7.6
If the use of any of the certificates identified in this Article 7 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification as supplemented to include the Buyer Selected Optional Features. References to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

ARTICLE 8 - DELIVERY AND ACCEPTANCE PROCEDURE

8.1
The Aircraft shall be offered to Buyer for inspection and acceptance Ex Works at Bombardier’s facility in Mirabel, Québec or other Bombardier approved facility reasonably acceptable to Buyer for immediate export during the Scheduled Delivery Month.

8.2
No delivery of an Aircraft shall be scheduled beyond [***], except due to any inability of Bombardier to provide a delivery position prior to such date, any Excusable Delay, Non-Excusable Delay or any default by Bombardier under the Agreement.

8.3	[***]

8.4
Bombardier shall give Buyer at least [***]days advance Notice by either overnight courier or facsimile as provided in Article 16, of the projected two weeks during which each Aircraft may be ready for inspection and delivery, and at least [***] days similar advance Noitce, of the projected date of readiness of each Aircraft for inspection and delivery.

In addition, Bombardier shall give Buyer at least ten (10) working days advance Notice, by either overnight courier or facsimile as provided in Article 16, of the Readiness Date for each Aircraft. Bombardier will use its good faith reasonable efforts to offer the Aircraft to Buyer for inspection, acceptance and immediate export at least [***] days prior to the end of the applicable Scheduled Delivery Month.  Buyer agrees to inspect and proceed with delivery and immediate export of the Aircraft, commencing on the Readiness Date.

8.5	Within two (2) days following receipt by Buyer of notice of the Readiness Date, Buyer shall:

(a)	identify to Bombardier the names of Buyer’s representatives who will participate in the inspection, flight test and acceptance; and

(b)	provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

8.6	Buyer shall have [***] consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such [***] working day period being the “Acceptance Period”).

8.7
Up to four (4) representatives of Buyer may participate in Buyer’s ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight test [***].  Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than [***] hours duration.  Ground inspection and flight test shall be conducted in accordance with those acceptance procedures [***]  At all times during ground inspection and flight test, Bombardier shall retain control over the Aircraft.  The agreed acceptance testing procedures shall be sufficient to reasonably demonstrate the Aircraft’s compliance with the Specification [***]

8.8
If no Aircraft material defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 8.10, [***].

8.9
If any material defect or discrepancy in the Aircraft is revealed by Buyer’s ground inspection or flight test, the defect or discrepancy will promptly be corrected by Bombardier, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and the time required for correction, provided that Bombardier will use its good faith efforts to correct any such defect or discrepancy on or before the expiration of the Acceptance Period and allowing sufficient time before such expiration to permit the conduct of additional test flights.  To the extent necessary to verify such correction, Bombardier shall perform one (1) or more further acceptance flights. [***].

8.10	Upon successful completion of the ground inspection and acceptance flight of the Aircraft and correction of any material defects or discrepancies:

(a)
Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of execution and delivery of the Certificate of Acceptance shall be the “Acceptance Date”;

(b)	Bombardier will supply a TC Certificate of Airworthiness for Export and other documentation required under this Article 8; and

(c)
Buyer shall pay Bombardier the balance of the Aircraft Purchase Price and any other amounts agreed by the parties that are due with respect to such Aircraft, at which time Bombardier shall issue an FAA bill of sale and a full warranty bill of sale (in the form set forth in Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the “Bill of Sale”);

(d)	Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale, the FAA Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto);

[***]
8.11	[***]
8.12	[***]

8.13	[***]

ARTICLE 9 - TITLE AND RISK

9.1	Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer [***]and Bombardier’s execution and delivery of the Bill of Sale to Buyer on the Delivery Date.

9.2
If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases Bombardier and any of Bombardier’s affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control [***].

9.3	At the time of delivery of the Aircraft to Buyer, the Aircraft shall be free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, except those arising through Buyer.

ARTICLE 10 - CHANGES

10.1	Buyer Requested Changes

Should Buyer request any change to the Aircraft from that described in the Specification as supplemented by the Buyer Selected Optional Features, Bombardier shall advise Buyer, to the extent reasonably practical, of the effect, if any, of such change request on:

(a)	the Scheduled Delivery Date or Scheduled Delivery Month, as applicable;

(b)	the price and payment terms applicable to the Change Order; and

(c)	[***] .

Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party and any such change shall be made as a Change Order agreed by Buyer and Bombardier.

10.2	Bombardier, may without Buyer’s consent and at no cost to Buyer:

(a)	substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

b)	make such change or modification to the Specification as it deems appropriate to:

1)	improve the Aircraft, its maintainability or appearance, or
2) to prevent delays in manufacture or delivery, or
3)  to meet the requirements of Articles 2 and 8, other than for a Regulatory Change to which the provisions of Articles 7.4 and 7.5 of this Agreement shall apply,

provided, however, that such substitution, change or modification shall not materially affect the Aircraft Purchase Price, the Scheduled Delivery Month or the Aircraft performance characteristics, warranties, [***]and service life policy.  Any change made in accordance with the provisions of this Article 10.2 shall be deemed to be a “Permitted Change”.

10.3
For any changes to the Aircraft, other than Regulatory Changes applicable to all aircraft or to all aircraft of the same category as the Aircraft, having a material negative impact to Buyer on Buyer’s Aircraft Purchase Price, the price of any individual component, the Scheduled Delivery Date or Scheduled Delivery Month or the Aircraft performance characteristics, warranties, [***]and service life policy or upon interchangeability/replaceability of Spare Parts, Bombardier will obtain Buyer’s consent prior to implementing such change.  [***]

10.4
If any addition or change to, or modification or testing of an Aircraft is required by any law or governmental regulation or requirement [***] or interpretation thereof by any governmental agency having jurisdiction including, without limitation, the FAA, in order to meet the requirements of Articles 7.1 or 7.2 (a “Regulatory Change”), unless otherwise agreed, Bombardier shall implement such Regulatory Change to the affected Aircraft on or prior to the deadline for accomplishing such Regulatory Change provided that in discharging its obligations hereunder Buyer agrees that Bombardier may take into consideration the commercially reasonable needs of the other operators affected by such Regulatory Change or Bombardier’s prior commitments to such operators and the availability of parts; provided further, however, Bombardier shall not discriminate against Buyer in taking any such action. [***].

10.5	[***]
Bombardier shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 10, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, and for Buyer Responsible Regulatory Changes, on the Aircraft Base Price.

10.6
Bombardier reserves the right to make product improvements at no cost to Buyer to the Aircraft without Buyer’s consent, provided that there will be no material change in Buyer’s Aircraft Purchase Price, the price of any individual component, the Scheduled Delivery Date or Scheduled Delivery Month or the Aircraft performance characteristics, warranties, [***] and service life policy or upon interchangeability/replaceability of Spare Parts.  Bombardier will obtain Buyer’s consent for any product improvements which would have a material negative impact on Buyer’s Aircraft Purchase Price, the price of any individual component, the Scheduled Delivery Date or Scheduled Delivery Month, the Aircraft performance characteristics, warranties, [***] and service life policy or upon interchangeability/replaceability of Spare Parts.

ARTICLE 11 - BUYER’S REPRESENTATIVES AT BOMBARDIER SITE

11.1
From time to time, commencing [***] months prior to the Scheduled Delivery Month of the first Aircraft to be delivered and ending with the Delivery Date of the last Aircraft purchased hereunder, subject to Article 11.3 Bombardier shall furnish, without charge, office space at Bombardier’s facility relating to the manufacture of the aircraft for one (1) representative of Buyer.  Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at least [***]calendar days prior to the first scheduled visit of such representative and [***]for each subsequent visit.

11.2
Bombardier’s and Bombardier’s affiliates’ facilities relating to the manufacture of the Aircraft shall be accessible to Buyer’s representative during normal working hours.  Buyer’s representative shall have the right, to observe the work at Bombardier’s or Bombardier’s affiliates’ facilities where the work is being carried out on Buyer’s Aircraft provided there shall be no disruption in the performance of the work.

11.3
Buyer’s representative shall conform to Bombardier’s rules and regulations and any other rules and regulations applicable at the facilities being visited and on or before arrival at said facilities shall conform to such rules and regulations.

11.4
At any time prior to delivery of the Aircraft, Buyer’s representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification.  Bombardier shall provide a written response to any such request. Formal communication between Buyer’s representative and Bombardier shall be solely through Bombardier’s Contract Department or its designate.

ARTICLE 12 - DELAY AND FAILURE TO TAKE DELIVERY

12.1	[***]

12.2	[***]

12.3	[***]
(a)

12.4	[***]

12.5	[***].

12.6	[***]

ARTICLE 13 - INTENTIONALY DELETED

ARTICLE 14 - LOSS OR DAMAGE

14.1
In the event that prior to the Delivery Date of any Aircraft, such Aircraft is lost, destroyed or damaged beyond repair due to any cause or reason (the “Destruction Event”), Bombardier shall promptly notify Buyer in writing.  [***], Bombardier shall use commercially reasonable efforts to provide Buyer with the next available aircraft or a replacement hereunder, subject to Bombardier’s other written commitments and production lead times.  [***], the terms and conditions of this Agreement applicable to the destroyed aircraft (including the Base Price) shall apply to the replacement aircraft, [***]Nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder.

14.2	[***]

14.3	[***]

ARTICLE 15 - TERMINATION

15.1
In additon to termination rights which are provided for in Article 15.2 below, either party may terminate this Agreement by written notice to the other party in the event such other party ceases doing business as a going concern, suspends all or substantially all of its business operations, makes an assignment for the benefit of creditors, generally does not pay its debts as they become due or admits in writing its inability to pay its debts, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences any legal proceedings such as bankruptcy, reorganization or similar proceeding, or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed [***] days, or if a material writ of attachment and execution or any similar process is issued or levied against any significant part of its property and is not released, stayed, bonded or vacated within [***] days after its issue or levy.

15.2	In addition, this Agreement may be terminated, in whole or in part, or as to any one Aircraft before the Delivery Date with respect to such Aircraft:

(a)	as otherwise provided in this Agreement; or

(b)
by Bombardier, if Buyer is in default or breach of any material term or condition of this Agreement and Buyer does not cure such default or breach within [***] calendar days after receipt of notice from Bombardier specifying such default or breach [***]days thereafter; or

(c)	by Buyer, if [***].

15.3	In case of termination of this Agreement by Bombardier in whole or in part pursuant to this Article 15:

(a)
all rights which Buyer has under this Agreement or any interest or claim Buyer may have in or to any terminated Aircraft shall be null and void with immediate effect except as to any Aircraft not the subject of such termination; and

(b)	Bombardier may sell, lease or otherwise dispose of the terminated Aircraft to another party free of any claim by Buyer [***].

(c)
[***], Bombardier shall be entitled to recover from Buyer all costs, expenses, losses and damages incurred by Bombardier as a direct result of Buyer’s default including, without limitation, all costs incurred as a result of disruption in production, training expenses and selling expenses to re-sell the terminated Aircraft, the cost of all vendor goods purchased in order to configure the terminated Aircraft to Buyer’s specification and costs associated with reconfiguring the terminated Aircraft in order to re-sell the Aircraft and any payments received by Bombardier with respect to all undelivered terminated Aircraft shall be retained by Bombardier and applied against such costs, expenses, losses and damages [***].

15.4
In the case of a termination by Buyer under Article 15.1 or 15.2(c) of this Agreement that portion of all advance payments then held by Bombardier attributable to undelivered Aircraft as to which the termination is applicable shall be returned to Buyer [***]

15.5	[***]

15.6	[***]

ARTICLE 16 - NOTICES

16.1
Any Notice to be given or required under this Agreement shall be provided in writing by registered mail, courier or facsimile providing reasonable proof of transmission, except that no Notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

(a)	Notices to Bombardier shall be addressed to:

Bombardier Inc.
Bombardier Aerospace Regional Aircraft
123 Garratt Boulevard
Downsview, Ontario
Canada
M3K 1Y5
Attention: Director of Contracts
Facsimile:	[***]

(b)	Notices to Buyer shall be addressed to:
Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, Tennessee, 38132
Attention: _______________________
Facsimile: _______________________

16.2	Notice given in accordance with Article 16.1 shall be deemed sufficiently given to by the addressees when received:

(a)	if delivered by hand, on the day when the same shall have been so delivered; or

(b)	if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

(c)
if sent by facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form; provided, however, an acknowledgment of receipt shall be conclusive only as to the receipt of such Notice and shall not constitute the agreement of the addressee with the content of the Notice.

16.3
Notwithstanding the foregoing, any Notice given under this Article 16 or otherwise with respect to any asserted breach or default or which exercises or waives any right of termination hereunder shall only be given by personal delivery, courier or registered mail.

ARTICLE 17 - INDEMNITY AGAINST INTELLECTUAL PROPERTY INFRINGEMENT

17.1
In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft (“Other Patents”), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any indirect, incidental, consequential, or punitive damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

(a)	procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

(b)	replace such system, accessory, equipment or part with one of similar nature and quality that is non-infringing; or

(c)	modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

Bombardier’s obligations hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

(a)            such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

(b)            such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

17.2	[***]

(a)	[***]

(b)	[***]

(c)	[***]

17.3
The foregoing indemnities in Articles 17.1 [***] do not apply to:  (i) [***], or to avionics and engines, or (ii) any computer software not supplied by or approved for use by Bombardier with respect to or in support of the Aircraft, system, accessory, equipment or part that was manufactured by a third party to Bombardier’s detailed design without Bombardier’s authorization, or (iii) Technical Data not described in Annex A-1 under this Agreement.

17.4
Buyer’s remedies and Bombardier’s obligations and liabilities under this Article are conditional upon:  (i) Buyer giving Bombardier written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within [***] days after Buyer receives any other written claim of infringement, (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, any costs or expenses incurred by Buyer in so doing being subject to indemnity by Bombardier hereunder, and (iii) Buyer furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit.  Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action.  Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defense [***].  Provided Bombardier meets its obligations under this Article 18, and assumes control of any negotiations or the defense of any legal action hereunder, Buyer’s remedy and Bombardier’s obligation and liability are further conditional upon Bombardier’s prior approval of Buyer’s payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.

17.5
THE REMEDY PROVISIONS PROVIDED UNDER ARTICLE 17 HEREOF (THE “PATENT INDEMNITY”) CONSTITUTE BUYER’S SOLE AND EXCLUSIVE REMEDY AND RIGHT CONCERNING PATENT INFRINGEMENT RESPECTING ANY AIRCRAFT, SYSTEM, ACCESSORY, EQUIPMENT, PART DELIVERED OR PROVIDED UNDER THIS AGREEMENT AND BUYER WAIVES, RELEASES, AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS, AND LIABILITIES OF BOMBARDIER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOMBARDIER OF ANY KIND, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY PATENT INFRINGEMENT BY ANY AIRCRAFT, SYSTEM, ACCESSORY, EQUIPMENT, PART DELIVERED OR PROVIDED UNDER THIS AGREEMENT.

ARTICLE 18 - LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

18.1
THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND THE REMEDIES OF BUYER PROVIDED IN THE BILL OF SALE, ANNEX A-1 AND ANNEX B-1 AND IN EACH OF THE [***] LETTER AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOMBARDIER OF ANY KIND, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE WITH SPECIFICATION OR DEFECT IN ANY AIRCRAFT, BOMBARDIER PRODUCT, MATERIALS, TRAINING, SERVICES, TECHNICAL DATA OR COMPUTER SOFTWARE OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(A)	ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OR SUITABILITY;

(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; AND.

(C)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT SUBJECT TO THIS AGREEMENT;

[***]

18.2
EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.  BOMBARDIER WILL HAVE NO OBLIGATION OR LIABILITY OF ANY KIND, WHETHER ARISING BY LAW, OR OTHERWISE WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOMBARDIER, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WITH RESPECT TO ANY NONCONFORMANCE WITH SPECIFICATION OR DEFECT IN ANY AIRCRAFT, BOMBARDIER PRODUCT, MATERIALS, TRAINING, SERVICES, TECHNICAL DATA, COMPUTER, SOFTWARE OR OTHER THING PROVIDED UNDER THIS AGREEMENT. [***]

18.3	[***]

18.4
THE WAIVERS, RELEASES, RENUNCIATIONS, LIMITATIONS AND EXCLUSIONS OF LIABILITY IN THIS ARTICLE 18 SHALL BE BINDING UPON AND THE BENEFITS THEREOF SHALL EXTEND TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF EACH RESPECTIVE PARTY AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF SUCH RESPECTIVE DIVISIONS, SUBSIDIARIES AND OTHER AFFILIATES ON WHOSE BEHALF AND FOR WHOSE BENEFIT EACH PARTY IS, FOR PURPOSES OF THIS ARTICLE 18, ACTING AS AGENT AND TRUSTEE BUT SOLELY WITH RESPECT TO ANY CLAIM, CAUSE OF ACTION OR MATTER ARISING UNDER, IN CONNECTION WITH OR PURSUANT TO THIS AGREEMENT AND NOT WITH RESPECT TO ANY CLAIM, CAUSE OF ACTION OR MATTER ARISING UNDER IN CONNECTION WITH OR PURSUANT TO ANY OTHER AGREEMENT, RELATIONSHIP OR OTHER UNDERTAKING WHICH IS INDEPENDENT OR SEPARATE FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.5
NOTHING CONTAINED IN THIS ARTICLE 18 SHALL BE INTERPRETED AS A WAIVER, RELEASE OR RENUNCIATION BY BUYER OR BOMBARDIER OF ANY RIGHT, REMEDY OR RECOURSE AVAILABLE TO EITHER OF THEM WITH RESPECT TO CLAIMS OF THIRD PARTIES.

ARTICLE 19 - ASSIGNMENT

19.1	Buyer shall have no right to assign its interest in the aircraft or under this Agreement [***]

19.2
Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer, provided that such assignment shall not increase Buyer’s liabilities or reduce its rights under this Agreement, such party shall agree in writing not to interfere with Buyer’s rights under this Agreement and Bombardier shall reimburse Buyer for any costs incurred by Buyer relating to such assignment.

ARTICLE 20 - SUCCESSORS

20.1	This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assignees.

ARTICLE 21 - APPLICABLE LAWS

21.1
THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE [***], AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

21.2
[***]Both parties agree that service of any and all legal process, summons, notices and other documents out of any [***] courts may be made by delivering a copy thereof to such party [***] to the address specified in Article 16.1

21.3
Bombardier’s obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls, including those of the United States.

21.4	[***]

ARTICLE 22 - CONFIDENTIAL NATURE OF AGREEMENT

22.1
This Agreement including the Technical Data set forth in Annex A to the Agreement, is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party  in whole or in part to any other person or body except:  (a) to either party's counsel, special counsel, accountants, auditors or financial advisors, on a need to know basis (who shall be advised of the confidential nature of this Agreement), (b) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation of any applicable jurisdiction or as may be be requested by any applicable taxing or other governmental authority, provided that, if practicable and not in violation of any such applicable statute, order, decree, ruling or regulation, notice of such disclosure shall be given to the other party, and (if practicable and not so in violation) in advance of such disclosure, and such other party shall be permitted (if practicable and not so in violation) to resist disclosure or seek confidential treatment of such disclosure and the disclosing party shall use all reasonable efforts to cooperate with and assist the other party in resisting disclosure or seeking confidential treatment of such disclosure, including undertaking the appropriate proceedings or making the appropriate applications or requests (at the cost of the other party) for such purpose where such other party is not entitled to do so on its own behalf, (c) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of the disclosing party, (d) as may be required by financial institutions or arrangers involved with the financing of the Aircraft or any like kind exchanges, or (e) to such other persons as are and to the extent reasonably deemed necessary for either party to carry out its obligations under this Agreement.

ARTICLE 23 - AGREEMENT

23.1
This Agreement and the matters referred to herein constitutes the entire Agreement between Bombardier and Buyer and supersede and cancel all prior agreements, negotiations, drafts, representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposal, acceptances, agreements, understandings, contractsand communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying or supplementing the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article 23.1. In the event of any inconsistencies between this Agreement and any of the Appendencies, Exhibits and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail unless otherwise provided. [***]

23.2
If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

23.3	Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any applicable conditions to enable each of them to enter into this Agreement.

23.4
Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained herein, including the provisions of Article 18.

23.5	This Agreement may be executed in counterparts each of which will constitute one and the same document.

23.6	The parties agree that time is of the essence in all matters concerning this Agreement.

23.7
The failure of either party to enforce at any time any of the provisions of this Agreement or require at any time performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way affect the validity of this Agreement or any part hereof or the right of any such party thereafter to enforce each and every provision of this Agreement.

23.8	[***]

IN WITNESS WHEREOF this Agreement was signed on the date written hereof:

For and on behalf of	For and on behalf of

PINNACLE AIRLINES, INC.	BOMBARDIER INC.
Bombardier Aerospace
Regional Aircraft

/s/ Philip H. Trenary	[***] Name: Philip H. Trenary	Name: [***] Title: President & CEO	Title: [***]

[***]
Name: [***]Title: [***]

SCHEDULE I

SCHEDULE I ECONOMIC ADJUSTMENT FORMULA

1.	Pursuant to the provision of Article 4 of the Agreement, economic adjustment will be calculated using the following Economic Adjustment Formula:

[***]

APPENDIX I

[***]

APPENDIX I DELIVERY SCHEDULE
First Aircraft	[***]
Second Aircraft	[***]
Third Aircraft	[***]
Fourth Aircraft	[***]
Fifth Aircraft	[***]
Sixth Aircraft	[***]
Seventh Aircraft	[***]
Eighth Aircraft	[***]
Ninth Aircraft	[***]
Tenth Aircraft	[***]
Eleventh Aircraft	[***]
Twelfth Aircraft	[***]
Thirteenth Aircraft	[***]
Fourteenth Aircraft	[***]
Fifteenth Aircraft	[***]
Sixteenth Aircraft	[***]

APPENDIX II

APPENDIX II TYPE SPECIFICATION

CRJ: (Series 900)

TYPE SPECIFICATION

Number RAD-690-100 Revision C

May 2005

Proposed CRJ900 LOPA (A) [***]– 76 Passengers

[***]

APPENDIX III

APPENDIX III BUYER SELECTED OPTIONAL FEATURES

Optional Features CS: 9DT003_NC LOPA: 76 Passengers, 12 Business Class, 64 Economy		Base Price
Feature No. CR)	Description – CRJ 900 New 76 Passenger Configuration[***]	Jul 2006 USD
00-420	Long Range Version (84,500 lb /38 330 kg MTOW)	[***]
00-243	Registration – United States of America	[***]
00-244	Operation - United States of America	[***]
21-201	Baggage - Temperature Control In Aft Compartment	[***]
21-209	Ground Air Conditioning Cart Connection	[***]
23-221	CVR - 2 Hours, Solid State (L3Comm)	[***]
23-238	VHF Comm - Third Radio - Digital Radio, 25 kHz (Collins VHF-4000)	[***]
23-240	HF Radio-Single (Collins HF 9000)	[***]
23 - 260	Announcement & Music System (Hut PBS-600)	[***]
23 - 426	ELT – Three Frequency, Satellite Capable with Dongle (Artex, C406 – 2 & DGL-1)	[***]
25 - 03 - 202	Interior Finish & Décor – Custom Curtains	[***]
25-17-201	Reinforced Flight Deck Door	[***]
25-21-256	Passenger Seats - Economy Class (BE - Spectrum, Incl. IAT & recline as appl, 32 Seat Pairs)	[***]
25-21-280	Pax Seats - Business Class (BE - Spectrum First Improved Styling, Incl. IAT & Recline, 4 Rows)	[***]
25-22-203	Passenger Seats - Leather Dress Covers (32 Seat Pairs)	[***]
25-22-232	Passenger Seats - Seat Mounted Mini-Armrest @Overwing Exit Locations (B/E Spectrum, Qty 4)	[***]
25-22-233	Passenger Seat - Economy Class - Seat Literature Pocket w/net(B/E Spectrum (32 Seat Pairs)	[***]
25-22-235	Passenger Seats - Economy Class - Transparent Life Vest Pouches (32 seat pairs)	[***]
25-22-236	Passenger Seats - Business Class - Transparent Life Vest Pouches (12 seats)	[***]
25-22-237	Passenger Seats - Business Class - 2 Colour Leather Dress Covers (12 seats)	[***]
25-22-238	Pssenger Seat - Business Class - Seat Literature Pocket w/net(B/E Spectrum (12 seat pairs)	[***]
25-22-239	Passenger Seats - Simulated Headrest B/E Spectrum (12 seat pairs)	[***]
25-226	Business Class Section - Interior	[***]
25-24-436	Storage - Entrance area- 4-Door Configuration	[***]
25-24-450	Wardrobe LH Forward unit (34 inches, Business Class) Incl Provisions for 2 stowage units	[***]
25-25-216	Partition - Under bin and Aisle Curtain (three abreast)	[***]

25 - 31 - 443	G1 Galley - Provisions For Hot Meal & Beverage Services, 5 Trolleys (Fwd RH, Aft-Facing	[***]
25-32-209	G2 Galley - Provisions for Snack Service & Crew Storage (FWD, RH, FWD-Facing)	[***]
25-33-218	G3 Galley - Prov. For Snack, 3 Trolleys (Fwd, LH, RH-Facing)	[***]
25-34-210	Coffee Maker - Atlas Std. (APC 3510, Qty 2)	[***]
25-34-230	Mini-Oven - Atlas Std,12-Casserole (BEDF300, Qty 1)	[***]
25-419	Cabin Cool White Lighting	[***]
25-42-200	Aft Centreline Entry Lavatory	[***]
25-43-201	Baby Change Table In Lavatory (Qty 2)	[***]
25-490	Baggage - Under-floor Retrieval System	[***]
25-61-202	Emergency equipment - passenger life vests (Qty 76)	[***]
31-240	Crew Force Measurement System (CFMS)	[***]
31-476	Data-Link - ACARS with Miltope Printer (Collins CMU-4000)	[***]
33-203	Red Beacon Lights	[***]
33-420	Baggage Door Floodlights (Aft and Under-floor)	[***]
34 - 236	FMS – Dual ACARS Compatible (Collins FMS4200	[***]
34-241	VHF NAV - FM Immunity (VIR-432+)	[***]
34-252	GPS-Dual (Collins GPS-4000A)	[***]
34-260	Radio Altimeter-2nd (Collins)	[***]
34-262	Altimeter-Baro Setting Flashing At 18,000 Ft.	[***]
34-270	Weather Radar - Split Scan (2nd Control Panel)	[***]
34-428	Enhanced GPWS (Honeywell)	[***]
34-466	RVSM Capability (Enhanced CRJ900 Performance)	[***]
35-204	Flight Crew Full Face Oxygen Mask (Eros MagIc Mask - Three)	[***]
35-210	Increase Capacity Crew Oxygen System (77 cu. ft. /2.18 cu. m.)	[***]
52-402	Increased Passenger Accommodation via Removal of Aft Service Door - (Complete Fuselage Skin)	[***]
79-201	Remote Engine Oil Replenishment System	[***]
	Total Buyer Selected Optional Features	[***]
[***]
	One Time Charges	[***]
00-213	Certification - FAA (FAR 25)	[***]
STD = Standard
ANAC = At No Additional Cost
[***]

FORM “A” TO APPENDIX IV

FORM “A” TO APPENDIX IV BUYER’S CUSTOMIZED PAINT SCHEME

                                             Pinnacle Airlines, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 200X.

by: _________________________________
Name:
Title:

Copy to: Contracts

FORM “B” TO APPENDIX IV

FORM “B” TO APPENDIX IV BUYER’S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

                                                                   Pinnacle Airlines, Inc.                                                                                      hereby approves the attached Interior Décor as submitted by Buyer on, 200X and confirmed by Bombardier Aerospace on, 200X and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 200X

by: _________________________________
Name:
Title:

Copy to: Contracts

FORM “C” TO APPENDIX IV

FORM “C” TO APPENDIX IV BUYER’S PLACARDS, LABELS & MARKINGS

                                                                  Pinnacle Airlines, Inc.hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on, 200X and confirmed by Bombardier Aerospace on, 200X.

Dated this ___ day of ______________ 200X.

by: _________________________________
Name:
Title:

Copy to: Contracts

EXHIBIT I

EXHIBIT I - CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number __________ fitted with two engines MODEL________ bearing serial numbers ____________ and _______________ as being in accordance with the terms and conditions of this Agreement signed on the _______day of _________ between Bombardier Inc. and Buyer.

Place:                                                            Date:

Signed for and on behalf of Pinnacle Airlines, Inc.

By:
Title: Attorney in Fact

EXHIBIT II

EXHIBIT II - WARRANTY BILL OF SALE

1.	For valuable consideration, Bombardier Inc., as owner of the full legal and beneficial title of the Aircraft described as follows:

One Canadair Regional Jet Model ________________
Aircraft Bearing Manufacturer’s serial number:_________	,
With:
Two (2) ___________ engines serial numbers:

together with all avionics, appliances, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said Aircraft and engines (hereinafter referred to as the “Aircraft”) does this ________

day of ______________, 20____, hereby convey, sell, grant, transfer, bargain and deliver and set over to Pinnacle Airlines, Inc. (hereinafter referred to as “Buyer”), and unto its successors and assigns forever all of Bombardier Inc.’s right, title and interest in and to such Aircraft.

2.	Bombardier Inc. represents and warrants to Buyer:

(i) that Bombardier Inc. has good and marketable title to the Aircraft and the good and lawful right to the Aircraft and the good and lawful right to sell the same to Buyer; and

(ii) the good and marketable title to the Aircraft is hereby duly vested in Buyer free and clear of all claims, liens, encumbrances and rights of others of any nature.  Bombardier Inc. hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

This full Warranty Bill of Sale is governed by the internal laws of the [***].

IN WITNESS WHEREOF, Bombardier Inc. has caused this instrument to be executed and delivered by its duly authorized personnel.

BOMBARDIER INC.:

Per:
title:

EXHIBIT III

EXHIBIT III - CERTIFICATE OF RECEIPT OF AIRCRAFT

The undersigned hereby acknoledges to have received from Bombardier Inc., in ___"city"____, _____"Province"____,  _______"Country" ________, on the __________ day of ________, at the hour of _____________ o'clock, one (1) Canadair Regional Jet aircraft model  _________, bearing manufacturer's serial number, _______, including with the aircraft the two engines model ___________ bearing manufacturer's serial numbers __________ & ___________.

Place: ____________________      Date: ______________

Signed for and on behalf of Pinnacle Airlines, Inc.

By:______________________________

Title: Attorney in Fact

EXHIBIT IV

EXHIBIT IV - CHANGE ORDER
CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:	AIRCRAFT TYPE:

C.C.O. NO.:	DATED:

PAGE __ of __

REASON FOR CHANGE:

____________________________________________________________________

DESCRIPTION OF CHANGE:

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached.  In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.
____________________________________________________________________

FOR AND ON BEHALF OF:	FOR AND ON BEHALF OF:

Bombardier Aerospace Regional Aircraft _______________________________

Signed:_______________________	Signed:__________________________

Date:_________________________	Date:____________________________

Exhibit V

PDP Payments Due at Execution

[To be provided based on Article 5]

CUSTOMER SUPPORT SERVICES

ANNEX A-1

TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1	Factory Service

Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer’s technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon for as long as ten (10) Bombardier CRJ900 aircraft remain in commercial air transport service worldwide.

Bombardier Customer Services Action Center maintains coverage twenty-four (24) hours a day, three hundred and sixty-five (365) days a year to receive and respond to operator technical and operational queries. Specialists accessible through the Action Center include airframe, interiors, avionics, electrical, propulsion and hydro-mechanical systems.

1.2	Start Up Team

1.2.1
Bombardier will provide [***]of a dedicated, localized Field Service Representative ("FSR") in conjunction with each Firm Aircraft acquired by Buyer. The FSR’s responsibility will be to provide technical advice to Buyer for the maintenance, operation and trouble shooting of the Aircraft, technical advice to Buyer of the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer’s designated personnel. [***][***]

1.2.2	[***]

1.2.3	[***]

1.2.4	FSR, Start-up Team

To assist Buyer in the introduction of the Aircraft into revenue service, Bombardier will assemble a “Start-Up Team” at Buyer’s main base of operation or other location as may be mutually agreed.  The composition of this start-up team shall be subject to discussion and could include operational, technical and/or maintenance support personnel and flight instruction staff (“Start-up Team Services”). Such Start-Up Team assignment shall be for a period of up to [***] and shall consist of up to[***]of flight operation support and up to [***] technical and/or maintenance support to commence at a mutually agreed schedule.

1.2.5	Intentionally Deleted

1.2.6	Travel

If requested by Buyer, the FSR and/or the Start Up team may, at Buyer’s expense, travel to another location to provide technical advice to Buyer.

1.2.7	Office Facilities

Buyer shall furnish the FSR and the Start Up Team, at no charge to Bombardier, suitable and office facilities located at Buyer’s main base of operation or other location as may be mutually agreed.  [***]

1.2.8	Additional Expenses

Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes ([***] on the income of the FSR and Start Up Team) [***]) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR or the Start Up Team, or other Bombardier employee solely as a result of or in connection with the rendering of the FSR or the Start-Up Team Services.  [***]

1.2.9	Right to Stop Work

Bombardier shall not be required to commence or continue the FSR or the Start Up Team Services when:

[***]	there exist war, risk of war or warlike operations, riots or insurrections in the area of where the FSR services or Start-Up Team Services would be performed;

[***]
there exist conditions at [***] facility at which the FSR services or Start-up Team services would be performed [***]dangerous to the safety or health of the FSR Start Up Team or other Bombardier employee; provided, however, Bombardier shall only be relieved of its obligation to provide such FSR services or Start-Up Services during the period any such event or condition exists and shall promptly recommence the FSR services and/or Start-Up Services upon termination of any aforementioned condition or event[***]

1.2.10	Work Permits and Clearances

[***], Buyer [***] in obtaining and arranging for all necessary work permits and airport security clearances required for the FSR and the Start up Team or other Bombardier employee to permit timely accomplishment of the FSR and the Start Up Team services [***].

1.3	In-Service Maintenance Data

Buyer agrees to provide to Bombardier in-service maintenance data in order to assist Bombardier in providing updates to Bombardier’s recommended maintenance program.  Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.4	Additional Services

At Buyer’s request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1.1	Definitions

a.	“Bombardier Parts”:

any spare parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the Bombardier Provisioning Files as that expression is defined in ATA Specification 2000. [***]  [***].

b.	“Power Plant Parts”:

any power plant or power plant part or assembly carrying the power plant manufacturer’s part number or any part furnished by the power plant manufacturer [***]

c.	“Vendor Parts”:

any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.
d.	“Spare Parts”:

all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts;

e.	“Spare Parts Price Catalogue";

shall mean a list of spare parts prices [***] periodically published by Bombardier Inc.;

f.	“Order”:

any order for Spare Parts issued by Buyer to Bombardier Inc.; and

g.	“Technical Data”:

shall have the meaning attributed to it in Annex A-1 Article 4.1.

2.1.2	Term and Applicability

The term of this Annex A-1 Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts so long as at least ten (10) of the Bombardier CRJ900 aircraft remain in commercial air transport service worldwide.  The provisions of Annex A-1 Articles 2.2, 2.6.5, 2.24 and Annex B-1 Article 5.0 shall survive expiration or termination of this Agreement.

2.2	Order Terms

Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer’s purchase orders.

2.3	Purchase and Sale of Spare Parts

2.3.1	Agreement to Manufacture and Sell

Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement. Bombardier shall also maintain or cause to be maintained a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support for the Aircraft.  During the term specified in Annex A-1 Article 2.2 above, Bombardier shall also maintain or cause to be maintained a reasonable quantity of Bombardier Parts as insurance parts.  Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.4	Agreement to Purchase Bombardier Parts

2.4.1	Purchase of Bombardier Parts

[***]

2.4.2	Buyer’s Right to Redesign or Manufacture

Buyer shall have a limited [***] right to redesign Bombardier Parts, or have them redesigned, manufacture Bombardier Parts, or have them manufactured, under the following conditions:

a)	When less than ten (10) aircraft of the type purchased hereunder are operated in scheduled commercial air transport service;

b)
Any time Bombardier Parts are needed to effect emergency repairs on the Aircraft, provided that such redesign or manufacture by or from sources other than Bombardier allows Buyer to obtain Bombardier Parts in less time than Bombardier requires to furnish them;

c)
If Buyer has notified Bombardier in writing that any Bombardier Parts are defective or unsatisfactory in use and if within a reasonable period thereafter Bombardier has not provided a satisfactory resolution or made redesigned Bombardier Parts available.

[***]

[***] Buyer’s right to redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article 2.4.2 shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information [***] the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part.  Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article.  Any such redesigned part shall be identified with Buyer’s part number only.

2.4.3	Notice to Bombardier of Redesigned Parts

If Buyer redesigns or has had any Bombardier Parts redesigned, Bombardier reserves the[***] rights in the redesigned parts, drawings and the manufacturing rights of the redesigned part.

2.5	Purchase of Vendor Parts & Power Plant Parts

Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts and/or Power Plant Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A-1 Article 2 as they apply to Vendor Parts and Power Plant Parts. Vendor Parts and Power Plant Parts shall be delivered in accordance with the applicable vendor’s quoted lead time plus Bombardier’s internal processing time.

2.6	Spare Parts Pricing

2.6.1	Spare Parts Price Catalogue

Prices for commonly used Bombardier Parts stocked by Bombardier shall be published in the Spare Parts Price Catalogue. Bombardier shall hold the published prices firm for catalogue listed items for a period of twelve (12) months and shall provide at least ninety (90) calendar days notice prior to changing the published price. [***] Additional provisions are set forth in the Spares Letter Agreement.

2.6.2	Bombardier Prices for Vendor Parts

If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue.

2.6.3	Quotations

Price and delivery quotations for items not listed in the Spare Parts Price Catalogue shall be provided at Buyer’s request by Bombardier.  Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by Bombardier.  Responses to quotation requests will be provided within ten (10) calendar days.

2.6.4	Price Applicability

The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Buyer’s Order or as quoted by Bombardier to Buyer upon request.  If Buyer requests accelerated production, delivery or special handling for Bombardier Parts not taken into account in the price set out in the Spare Parts Price Catalogue for such Bombardier Parts, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier resulting from such accelerated production, delivery or special handling.

2.6.5	Currency and Taxes

All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer. [***]

In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

2.6.6	Vendor Pricing

Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least twelve (12) months with a ninety (90) calendar day notice period prior to changing a published price.

2.7	Provisioning

2.7.1	Pre-provisioning/Provisioning Conference

A pre-provisioning conference shall be convened on a date to be mutually agreed between Buyer and Bombardier in order to:

(i)
discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors (“Provisioning Items”);

(ii)	review Buyer’s ground support equipment and special tool requirements for the Aircraft;

(iii)	discuss the format of the provisioning documentation to be provided to Buyer from Bombardier for the selection of Provisioning Items; and

(iv)
arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference (“Initial Provisioning Conference”) which shall be scheduled as mutually agreed and as early as practicable.

The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.

Bombardier acknowledges that Buyer may elect to take a phased approach to initial provisioning purchasing.

2.8	Initial Provisioning Documentation

Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

a)
Bombardier shall provide, as applicable to Buyer, [***] or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter 1 (as may be amended by Bombardier);

Revisions to this provisioning data shall be issued by Bombardier every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed;

b)	Bombardier shall provide, as required by Buyer, all provisioning data files defined in Chapter 1 of ATA Specification 2000; and

c)
the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at every ninety (90) calendar days until expiration of the revision service described in Annex A-1, Article 4.4.

2.8.1	Obligation to Substitute Obsolete Spare Parts

In the event that, [***] following delivery of the first Aircraft, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer’s request), Bombardier shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to Bombardier by Buyer.  Bombardier shall credit Buyer’s account with Bombardier with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

2.8.2	Delivery of Obsolete Spare Parts and Substitutes

Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to Bombardier at its plant in Quebec, or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier’s plant in Quebec, or such other Bombardier shipping point as Bombardier may reasonably designate.  Bombardier shall pay the freight charges for the shipment from Buyer to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Buyer of any such substitute Spare Part.

2.8.3	Obligation to Repurchase Surplus Provisioning Items

During a period commencing one (1) year after the Delivery Date of the first Aircraft, and ending five (5) years after such Delivery Date, Bombardier shall, upon receipt of Buyer’s written request and subject to the exceptions in Annex A-1 Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Bombardier, and (iii) are surplus to Buyer’s needs.

2.8.4	Exceptions

Bombardier shall not be obligated under Annex A-1 Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List (“RSPL”) for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have [***] a result of (a) Buyer’s modification of the Aircraft or (b) design improvement by the Aircraft manufacturer or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Bombardier or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), [***] and (iv) Provisioning Items which become surplus as a result of a change in Buyer’s operating parameters provided to Bombardier pursuant to Annex A Article 2.7, which were the basis of Bombardier’s initial provisioning recommendations for the Aircraft.

2.8.5	Notification and Format

Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer’s review indicates are eligible for repurchase by Bombardier under the provisions of Annex A-1 Article 2.8.3.  Buyer’s notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return.  Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Within five (5) business days after receipt of Buyer’s notification Bombardier shall advise Buyer, in writing, when Bombardier’s review of such summary from Buyer will be completed.

2.8.6	Review and Acceptance by Bombardier

Upon completion of Bombardier’s review of any detailed summary submitted by Buyer pursuant to Annex A-1 Article 2.8.5., Bombardier shall issue to Buyer a Material Return Authorization notice (“MRA”) for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A-1 Article 2.8.3.  Bombardier will advise Buyer of the reason that any Provisioning Items included in Buyer’s detailed summary are not eligible for return.  The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Buyer shall arrange for shipment of such Provisioning Items accordingly.

2.8.7	Price and Payment

The price of each Provisioning Item repurchased by Bombardier pursuant to Annex A-1 Article 2.8.6 will be the original invoice price thereof, escalated in accordance with the Escalation Formula. Bombardier shall pay the repurchase price by issuing a credit memorandum in favour of Buyer which may be applied against amounts due Bombardier for the purchase of Spare Parts and services.

2.8.8	Return of Surplus Provisioning Items

Provisioning Items repurchased by Bombardier pursuant to Annex A-1 Article 2.8.6 shall be delivered to Bombardier Free Carrier (Incoterms), at its plant in Ontario or Quebec, or other such destination as Bombardier may reasonably designate.

2.8.9	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A-1 Article 2.8.8 shall pass to Bombardier upon delivery thereof to Bombardier. Risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A-1 Article 2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A-1 Article 2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier.

With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefore, pursuant to Annex A-1 Article 2.8.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A-1 Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.9	Procedure for Ordering Spare Parts

Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, facsimile, telephone or hard copy purchase order).

2.9.1	Requirements

Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier’s price, if available.  Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

2.10.2	Processing of Orders

Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed [***]to prepare the Spare Parts for shipment to Buyer.  If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed to acquire or manufacture the Spare Parts.  Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide [***], as applicable to Buyer.

2.10.3	Changes

Bombardier reserves the right, without Buyer’s consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by more than ten percent (10%).  Bombardier shall promptly give Buyer written Notice of corrections, changes, substitutions and consequent price adjustments.  Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer’s consent as documented by written Notice (as provided in Article 16), which consent shall conclusively be deemed to have been given unless Buyer gives Bombardier written notice of objection within fifteen (15) business days after receipt of Bombardier’s Notice.  In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer’s Order.

2.10	Packing

All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11	Packing List

Bombardier shall insert in each shipment a packing list/release note itemized to show:

(i)	the contents of the shipment;
(ii)	[***]
(iii)	the approved signature of Bombardier’s TC authority attesting to the airworthiness of the Spare Parts [***]; and
(iv)	value of the shipment for customs clearance if required.

2.12	Container Marks

Upon Buyer’s request each container shall be marked with shipping marks as specified on the Order.  In addition Bombardier shall, upon request, include in the markings:  gross weight and cubic measurements.

2.13	Delivery, Title and Risk of Loss

2.13.1	Delivery Point

Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier’s sole option:

(i)	Free Carrier (Incoterms 2000) Bombardier’s plant in Quebec, Canada; or
(ii)	Free Carrier (Incoterms 2000) other Bombardier depots or shipping points; or
(iii)	Free Carrier (Incoterms 2000) vendor’s or subcontractor’s plant.

2.13.2 Delivery Time

Bombardier will [***]reasonable efforts to ship to Buyer any and all Bombardier Parts [***] as follows:

a)	AOG Orders

Ship AOG Orders within four (4) hours of receipt of Order. Buyer’s affected Aircraft serial number shall be required on AOG Orders;

b)	Critical Orders (A1)

Ship critical Orders within twenty-four (24) hours of order receipt;

(c)	Routine Orders (A2)

Ship routine stock item Orders to published lead times or to Buyer’s reasonably requested date, whichever occurs sooner after receipt of Order.  Shipment of non-stock items shall be in accordance with quoted lead times or as agreed to with Buyer;

d)	Initial Provisioning Orders

Prior to the Delivery Date of the first Aircraft or as may be mutually agreed upon with Buyer; and

e.)	Other Orders

Shipment of stock items shall be approximately thirty (30) calendar days after Bombardier’s receipt of Buyer’s Order.  Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the then current Spare Parts Price Catalogue or provisioning data.

2.14	Collect Shipments

Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15	Freight Forwarder

If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts conforming to Buyer’s Order seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure. [***]

2.16	Reimbursement of Expenses

If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than thirty (30) days at Buyer’s request or without Bombardier’s fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17	Title and Risk of Loss

Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A-1 Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier.

Bombardier agrees to notify Buyer when material is shipped and shall provide carrier’s reference information (i.e., waybill number).

2.18	Inspection and Acceptance

All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer’s remedies for defects discovered before acceptance are exclusively provided for in Annex A-1 Article 2.19 herein.

2.19	Rejection

Any notice of rejection referred to in Annex A-1 Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier’s written instructions and Material Return Authorization (“MRA”) number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable.  The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier’s expense.  Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

2.20	Payment

Except as provided in Annex A-1 Article 2.21 below, payment terms shall be net thirty (30) calendar days of [***] invoice date.  Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by Chase Manhattan, plus two percent (2%) calculated and compounded monthly. [***]

2.21	Payment for Provisioning Items

Payment for Provisioning Items shall be made by Buyer as follows:

a)
a deposit of [***] of the total price of the Provisioning Items as selected by Buyer, upon signature of the spares provisioning document placement by of the Provisioning Items Order with Bombardier; and

b)	the balance of the total price of Provisioning Items upon their delivery.

2.22	[***]
2.23	Regulations

Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24	Warranty

The warranty applicable to Spare Parts is set forth in Annex B-1 hereto.

2.25	Cancellation of Orders

Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, Bombardier, at its option, shall be entitled to recover, as liquidated damages, an amount based upon the following parameters:

a)
if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as “shelf stock” in the Spare Parts Price Catalogue, no cancellation charges shall be made;

b)
if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be ten percent (10%) of the price;

c)	if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

d)	if the Spare Parts covered by the Order can be absorbed into Bombardier’s inventory without increasing Bombardier’s normal maximum stock level, no cancellation charges shall be made.

2.26	Lease

Bombardier shall select and make available certain insurance parts for lease, subject to availability and Buyer agreeing to the terms and conditions as set out in Bombardier’s standard Master Component Lease Agreement.

2.27	Additional Terms and Conditions

Bombardier’s conditions of sale are deemed to incorporate the terms and conditions stated herein and [***].

ARTICLE 3 - TRAINING

3.1	General Terms

3.1.1	The objective of the training programs (the “Programs”) described in this Agreement is to familiarize and assist Buyer’s personnel in the introduction, operation, and maintenance of the Aircraft.

3.1.2
Bombardier shall offer the Programs to Buyer in the English language, at Bombardier’s training facility [***] The Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

3.1.3	Buyer shall be responsible for all travel and living expenses (including local transportation) of Buyer’s personnel incurred in connection with the Programs.

3.1.4
The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals or other training material which are provided during the Programs exclude revision service, except as otherwise provided in this Annex A-1.

3.1.5	The Programs are designed for candidates who meet the following minimum prerequisites:

Pilots

(a)	hold airplane multi-engine rating;
(b)	have recent multi-crew experience;
(c)	hold valid instrument flight rating;
(d)	hold valid medical certificate;
(e)	have a functional comprehension of the English language;
(f)	captains hold current and valid ATP license or equivalent (minimum of 3,000 hours recommended); and
(g)	first officers hold current and valid commercial license or equivalent (minimum of 1,500 hours recommended).

Flight Attendants

(a)	qualified flight attendant with previous experience; or
(b)
hold recent flight attendant training course certificate including fire fighting training, first aid training, in-flight emergency training, safety procedures training and crew communications training; and

(c)	have a functional comprehension of the English language.

Flight Dispatchers

(a)	qualified flight dispatcher with previous experience; or
(b)	familiar with aircraft performance, weight and balance and flight planning; and
(c)	have a functional comprehension of the English language.

Maintenance Technicians

(a)	hold a valid AME license or equivalent, or have sufficient knowledge and experience (minimum 3 years experience recommended);
(b)	have experience with digital communications, glass cockpit and built-in test equipment; and
(c)	have a functional comprehension of the English language.

3.1.6
Prior to commencement of the Programs, upgrade training can be arranged for Buyer’s personnel who do not meet the above minimum requirements.  Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

3.1.7
Should any of Buyer’s personnel who do not meet the above minimum requirements encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be borne by Buyer.

3.1.8	A training conference shall be held, as soon as practicable, to establish the content and schedule of the Programs.

3.2	Flight Crew Training Program

3.2.1	Ground School and Simulator Training

[***], Bombardier will provide for each delivered Aircraft at such dates as are mutually agreed, FAA approved transition training for [***] of Buyer’s crews [***] who meet the minimum entry requirement provided in the applicable training manual.  Each course shall consist of up to eighty (80) hours of classroom instruction which may include part task trainer, Computer Based Training (CBT), and/or Flight Training Device (FTD).  [***]  Bombardier shall provide a simulator instructor for [***]missions for each crew trained on Bombardier's designated simulator in Montreal; each mission shall consist of four (4) hours in the simulator and required briefing/debriefing sessions. Bombardier shall furnish each of Buyer’s pilots attending the course with [***].

3.2.2	In-flight Training

Should Buyer require on-Aircraft flight training (in addition to simulator training), such training shall be conducted on Buyer’s Aircraft after the Delivery Date, for four hours each for up to a maximum of of Buyer’s pilots.  Bombardier shall provide an instructor pilot at no additional charge. Buyer shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance, maintenance and any other associated operating expenses required for the Aircraft during such flight training.  All such training shall take place at Bombardier’s facilities in Montreal, Canada. During such flights, no passengers shall be permitted aboard the Aircraft.

3.2.3	Flight Attendant Course

Subject to the terms and conditions [***], Bombardier will provide Buyer with one (1) flight attendant training course for up to [***] of Buyer’s qualified personnel.  This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety and emergency equipment.   Buyer shall assist Bombardier in the development of the Flight Attendant training guide to incorporate Buyer’s specific equipment and procedures.

3.2.4	Recurrent Pilot Training

Bombardier shall, upon Buyer’s request, provide a proposal for a TC or FAA approved recurrent pilot training course for type rated pilots, customized in content to meet the recurrent training requirements of Buyer’s pilots.

3.2.5	Course Training Material

Bombardier shall, upon Buyer’s request, present a proposal to provide training materials used to conduct the Flight Crew Ground Training course.

3.3	Maintenance Training

3.3.1	Airframe and Power Plant Systems Maintenance Course

Subject to the terms and conditions [***], , train up to[***] of Buyer’s qualified personnel [***]in an airframe and powerplant systems maintenance course.  This training shall emphasize detailed systems description, operation, and routine line maintenance practices.  The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension.  The course duration shall be for a maximum of twenty-five (25) working days.  In the event a portion of the above training takes place by mutual agreement at Buyer’s designated facility, Buyer shall be responsible for all reasonable travel and living expenses of Bombardier’s instructor personnel.

3.3.2	Electrical and Avionics Systems Maintenance Course

Subject to the terms and conditions [***], Bombardier shall provide an electrical and avionics systems maintenance course for [***].  This course shall emphasize detailed systems description, operation and routine line maintenance practices.  The course material shall be principally electrical and avionics but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.  In the event a portion of the above training takes place by mutual agreement at Buyer’s designated facility, Buyer shall be responsible for all reasonable travel and living expenses of Bombardier’s instructor personnel.

3.3.3	Specialist Courses

At Buyer’s request, Bombardier shall make a proposal for specialist courses which will be derived from Bombardier’s standard courses detailed herein.

3.3.4	Recurrent Training

At Buyer’s request, Bombardier shall make a proposal for a Regulatory Authority approved training plan for maintenance recurrent training.

3.3.5	Vendor Training

At Buyer’s request, Bombardier shall assist Buyer to obtain vendor maintenance training.

3.3.6	Course Training Material

Bombardier, upon Buyer’s request, shall present a proposal to provide training materials (without revision service) used to conduct Bombardier’s standard maintenance training.

3.4	Insurance

3.4.1	Buyer shall at all times[***] secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

a)	liability insurance covering public liability, passenger, crew, property and cargo damage, including war and [***] in amounts not less than [***] for any single occurrence;

b)	all risk aircraft hull and [***] insurance for an amount which is not less than its then [***].

3.4.2
The liability policy shall name Bombardier (and its [***]) as additional insured.  The hull policy shall contain a waiver of subrogation in favour of Bombardier (and its [***]).  All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom[***]

ARTICLE 4 - TECHNICAL DATA

4.1	Technical Data

4.1.1	Manuals and Other Technical Data

Bombardier will provide to Buyer, [***] technical data (collectively, “Technical Data”) as described in Attachment A, comprising information on items manufactured according to Bombardier’s detailed design or as may otherwise be required to reflect Aircraft instrumentation as mutually agreed. [***]

4.1.2	Additional Technical Data

Any additional Manual(s) and associated revisions purchased over and above those listed herein, shall be subject to the terms and conditions specified in Bombardier’s “Manual Status and Price List”.

4.2	Shipment

All Technical Data provided hereunder shall be delivered to Buyer Free Carrier (Incoterms) Bombardier’s designated facilities and at a time to be mutually agreed to between Buyer and Bombardier.

Buyer’s shipping address and contact information is as follows:
Name:
Address:
Contact:
Phone #:
Fax #:
Shipping Account Number:
Carrier:
Account Number:

4.3	Proprietary Technical Data

It is understood and Buyer acknowledges that the Technical Data and any other technical data marked as confidential provided herein is proprietary to Bombardier and/or its vendors. All rights to copyright belong to Bombardier and/or its vendors and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation, repair, maintenance or alteration thereto as provided in this Agreement or as otherwise allowed by Bombardier and/or the vendors.

Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any Aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A-1 Article 2.4.2 hereof or in compliance with Article 22 this Agreement and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall enter into Standard Form Non-Disclosure and Data Licensing Agreement.

4.4	Revision Service

4.4.1	Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

4.4.2
Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins, any Bombardier originated changes and Airworthiness Directives[***]The manuals shall then contain both the original and revised configuration.

4.5	Passenger Information Cards

Bombardier will provide one (1) reproducible master for the preparation of passenger information cards. For an additional cost, subject to negotiation, Bombardier will provide, in Bombardier’s standard format, laminated passenger information cards in quantities requested.

4.6	Vendor Manuals

All vendor manuals and revisions will be shipped directly by vendors to Buyer.

ATTACHMENT A

AIRLINE:	MEDIUM
Canadair Regional Jet Series 900	“Supplied as "Fly-away" with each Aircraft	CSP No.	Total Quantity	Qty Paper	Qty CD	SGML
PUBLICATION TITLE PUBLICATION TITLE
Airplane Flight Manual (AFM)	1	B-012	*		X	X
Flight Crew Operating Manual (FCOM)	1	B-013	*		X	X
Quick Reference Handbook (QRH)	1	B-022	*		X	X
Pilot's Checklist	1	B-017	*		X	X
Weight and Balance Manual	1	B-041	*			X
Flight Planning and Cruise Control Manual – (Imperial EP Version)		C-118	*	Opt		X
Flight Planning and Cruise Control Manual – (Metric)		C-119	*	Opt		X
Airport Planning Manual (APM)		C-020	*			X
Crash Crew Chart		B-072	*		X	X
Dispatch Deviation Guide (DDG) (FAA)		BC-109	*			X
Master Minimum Equipment List (MMEL) (FAA)		ABC-045	*			X
Maintenance Facilities and Equipment Planning Manual (MFEPM)		C-035	*			X
Maintenance Planning Manual (MPM) (Refer to Note 1)		B-054	*			X
Maintenance Requirements Manual (MRM)		B-053	*			X
Maintenance Task Cards		B-089	*			X
Aircraft Maintenance Manual - Part 1 and 2 (AMM)		B-001A/B	*
Power Plant Build-up Manual (PPBM)		B-002	*			X
Power Plant Ground Run Manual		B-05*	*			X
Wiring Diagram Manual (WDM)		C-003	*
Illustrated Parts Catalogue (IPC)		B-00*	*
Illustrated Tool & Equipment Manual (ITEM)		B-007	*			X
Structural Repair Manual (SRM)		B-008	*			X
Fault Isolation Manual (FIM)		B-009	*
Non-Destructive Test Manual (NDT)		B-010	*			X
ATA Chapter Breakdown		B-0*4	*		X	X
AMTOSS & User Guide		B-105	*		X	X
Master Index of Technical Publications		B-011	*	X	X	X
Component Maintenance Manual (CMM)		BC-033	*			X
Refuel/Defuel Handbook		B-021	*			X
Service Bulletins/Service Letters			*		X	X
X= Not Available
* As provided in Article 4.1.1 of Annex A-1

ANNEX B-1

WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty is that to which reference is made in Article 3 of the Agreement and Article 2.25 of Annex A-1 of the Agreement.

1.1	Warranty

1.1.1	Subject to Annex B-1 Articles 1.9, 1.10, and 2.0, Bombardier warrants that, at the date of delivery of the Aircraft:

a)	the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

b)	the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Power Plant Part in accordance with reasonable instructions of the vendor;

c)	the Bombardier Parts installed on the Aircraft at delivery shall be free from defects in material or workmanship;

d)	the Bombardier Parts installed on the Aircraft at delivery shall be free from defects in design, having regard to the state of the art as of the date of such design.

1.1.2	Subject to Annex B-1 Articles 1.2.1(c), 1.9, 1.10 and 2.0, the warranty set forth in Annex B-1 Article 1.1.1(c) and (d) above shall[***].

1.1.3	Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2	Warranty Period

1.2.1
The warranty set forth in Annex B-1 Article 1.1 shall remain in effect for any defect covered by the Warranty (a “Defect”) becoming apparent during the following periods (individually, the “Warranty Period”):

a)	for failure to conform to the Specification and in the installation referred to in Annex B-1 Article 1.1.1(a) and 1.1.1(b), forty-eight (48) months from the Delivery Date;

b)
for those Defects in material or workmanship or design (having regard to the state of the art at the time of such design) in Bombardier Parts referred to in Annex B-1 Article 1.1.1(c) and 1.1.1(d), forty-eight (48) months from the Delivery Date;

c)	for those Defects in material or workmanship or design (having regard to the state of the art at the time of such design) in Bombardier Parts referred to in Annex B-1 Article 1.1.2, [***]; and

d)	for errors in the Technical Data referred to in Annex B-1 Article 1.1.3, twelve (12) months from the date of delivery of the applicable Technical Data.

1.3	Repair, Replacement or Rework

As to each matter covered by this warranty, Bombardier’s sole obligation and liability under this warranty is expressly limited to, at Bombardier’s election, correction by the repair, replacement or rework of the defective part or item of Technical Data.  The repaired, replaced or reworked part or item of Technical Data which is the subject of the warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period. [***]

In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears, except that Bombardier will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft.

1.4	Claims Information

Bombardier’s obligations hereunder are subject to a warranty claim to be submitted in writing to Bombardier’s warranty administrator, which claim shall include but not be limited to the following information:

a)	the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

b)	the manufacturer’s serial number of the Aircraft from which the part was removed;

c)	the date the claimed Defect became apparent to Buyer;

d)	the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

e)	a description of the claimed Defect and the circumstances pertaining thereto.

1.5	Warranty Claim Procedure

In order to enable a Warranty Claim to be adequately processed, each claim shall be addressed as follows:

a.
Buyer shall [***] send a written warranty claim notice (the “Warranty Notice”) by facsimile or e-mail to Bombardier's warranty department within [***] days following the date that any Defect giving rise to a warranty claim becomes apparent to Buyer;

b.	Buyer shall consult the Supplier Information Manual available on-line via RACS website (www.racs.bombardier.com) for the location to which the Bombardier Part shall be returned;

c.	If requested by Bombardier, Buyer shall return the defective part, as directed by Bombardier, within a period of fifteen (15) Days following Bombardier’s request for the return of such part; and

d.	[***].

1.6	Labour Reimbursement

For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer’s actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to and to re-install said Bombardier Part.  Such reimbursement shall be based upon Buyer’s direct labour rate per man-hour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the Bombardier published selling labour rate.

1.7	Approval, Audit, Transportation and Waiver

All warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer’s warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier’s designated facility or that Buyer hold such defective Bombardier Parts while Bombardier completes its investigation regarding such Bombardier Part, [***]   Bombardier shall notify Buyer of Bombardier’s disposition of each claim.

Buyer shall pay all costs of transportation of the defective part from Buyer to Bombardier, [***] all costs of transportation of the repaired, corrected or replacement parts back to Buyer.

1.8	Limitations; Timely Filing

1.8.1	Bombardier shall be relieved of and shall have no obligation or liability under this warranty if:

a)	[***] the Aircraft was operated with products or parts not specifically approved by Bombardier, [***]

b)
[***]  the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A-1 and the manufacturer’s documentation furnished to Buyer (including Service Bulletins and airworthiness directives) [***]

c)	[***] the Aircraft was not operated under normal airline use [***]

d)	[***]

18.2	[***]
1.8.3	The warranty does not apply to Buyer Furnished Equipment.

1.9	Normal Usage

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this warranty.

1.10	Overhaul of Warranty Parts

Bombardier’s liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.11	No Fault Found

In the event that a Bombardier Part returned under a warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover from Buyer any reasonable costs incurred by Bombardier in connection with such warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular Bombardier Part which is subsequently identified by Bombardier on a repeated basis to be “no fault found”, then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify the problem.  In the event the fault is ultimately confirmed to be a legitimate warranty claim then the above mentioned costs incurred by Bombardier and charged to Buyer shall be waived or, if already paid, refunded to Buyer.

1.12	[***]

ARTICLE 2 - VENDOR WARRANTIES

2.1	Warranties from Vendors

The provisions of this Annex B-1 apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B-1 Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor[***].

2.2	Vendor Warranty Backstop

For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Power Plant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B-1 Article 2.1 above, the warranties and all other terms and conditions of Annex B-1 Article 1 shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor’s warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Buyer.

2.3	Bombardier’s Interface Commitment

In the event of a dispute in the application of a Vendor Part warranty, at Buyer’s request addressed to Bombardier’s warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action.  Buyer shall furnish to Bombardier all data and information in Buyer’s possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required.  Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier’s opinion as to the cause of the problem and Bombardier’s recommended corrective action.

ARTICLE 3 - SERVICE LIFE POLICY

3.1	Applicability

The Service Life Policy (“SLP”) described in this Annex B-1 Article 3 shall apply if fleet wide and repetitive failures occur in any Covered Component, which is defined in Annex B-1 Article 3.7.

3.2	Term

Covered Component

Should such failures occur in any Covered Component within one hundred and forty-four (144) months following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

a)	design and/or furnish a correction for such failed Covered Component; or

furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3	Price

Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

[***]

3.4	Conditions and Limitations

3.4.1	The following general conditions and limitations shall apply to the SLP:

a)
the transportation cost for the return to Bombardier’s designated facility, if practicable, of any failed Covered Component, necessary for failure investigation or redesigning studies shall be borne by Buyer;

b)	Bombardier’s obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

c)	Buyer shall [***] report any failure of a Covered Component in writing to Bombardier’s Warranty administrator within [***] days after such failure becomes evident;

d)
the provisions of Annex B-1 Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier’s obligations under this SLP with respect to any Covered Component;

e)
Bombardier’s obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component, [***], however, the provisions of this subparagraph shall only apply in the event that [***];

f)             this SLP shall not apply to a failure of a Covered Component, if Bombardier determines that such failure may not reasonably be expected to occur on a fleet wide and repetitive basis; and

g)
this SLP shall not apply to a Covered Component, where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component , impact or foreign object damage, to any Covered Component.

3.5	Coverage

This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier’s obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6	Assignment

Except as permitted by the terms of the Agreement, Buyer’s rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without Bombardier’s prior written consent.  Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer’s rights under the SLP shall immediately void all of Bombardier’s obligations under the SLP.

3.7	Covered Component

Only those items or part thereof listed in Attachment A to this Annex B-1 shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL

4.1	It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B-1.

ARTICLE 5 - DISCLAIMER

5.1	THIS ANNEX B-1 AND THE RIGHTS AND REMEDIES OF BUYER AND THE OBLIGATIONS OF BOMBARDIER HEREUNDER ARE SUBJECT TO [***].

Annex B-1 - Attachment A
COVERED COMPONENTS

1.	WING

a.	Upper and lower integral stringer machined wing planks.

b.	Machined spar, including auxiliary spars.

c.	Caps, webs and stiffeners on fabricated spars.

d.	Front spar to rear spar wing box ribs.

e.	Main landing gear (MLG) machined trunnion rib.

f.	MLG side stay machined attachment fittings.

g.	Wing/fuselage machined attachment fittings.

2.	FUSELAGE

a.
Window and windshield frame structure, but excluding the windows and windshield. Exterior skins, doublers, circumferential frames but excluding all systems, fairings, insulation, lining and decorative clips and brackets.

b.
Engine mount support box structure and machined pylon attachment fittings. Primary structure frames around body openings for passenger door, baggage door, avionics door, flying control access door, APU access door and emergency exits.

c.	Nose landing gear well structure, including wheel well walls, ceiling, pressure bulkheads and pressure floor structural components at fuselage wing cutout.

3.	VERTICAL STABILIZER

a.	All spars.

b.	Horizontal to vertical stabilizer machined attachment fittings.

c.	Front spar to fuselage frame machined attachment fittings.

d.	Exterior skins, ribs, stringers between front and rear spars and machined closing rib.

4.	HORIZONTAL STABILIZER

Front and rear spars and exterior skins, rib and stringers between front and rear spars.

[***]

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN
USA, 38132

Subject:  [***]
Gentlemen,

This shall constitute the [***]  Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

[***] 8.0	Limitation of Liability

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND THE OBLIGATIONS OF BOMBARDIER HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ARTICLE 18.1 AND 18.2 OF THE AGREEMENT.

11.0	[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer[***]

12.0
This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

13.0	In the event of the termination of the Agreement, this Letter Agreement shall survive as to any Aircraft delivered under the Agreement.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/[***]                                                                                   /s/ Philip H. Trenary
Name: [***]                                                                                Name: Philip H. Trenary
Title: Contracts Account Executive                                                                            Title: President & CEO

/s/ [***]
Name: [***]
Title:    Director, Contacts

APPENDIX A

[***]
Appendix B

[***]

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis,TN
USA, 38132

Subject:  [***]

Gentlemen,

This shall constitute the “[***]  Letter Agreement” to Purchase Agreement No. PA-0597B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

[***] [***]

[***] [***]

6.0            Limitation

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND THE OBLIGATIONS OF BOMBARDIER HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ARTICLES 18.1 AND 18.2 OF THE AGREEMENT.

7.0	In the event of the termination of the Agreement, this Letter Agreement shall survive such termination with respect to all Aircraft delivered under the Agreement.

8.0
[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer [***]  Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer's rights under the [***]  as to any Aircraft  [***] shall immediately void all of Bombardier's obligations under the [***] as to such Aircraft.

9.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                     /s/ Philip Trenary
Name: [***]                                                                                    Name: Philip Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name: [***]
Title:    Director, Contacts

.

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN 38132

Subject:  [***]

Gentlemen,

This shall constitute the “[***]  Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0	[***]
2.0	[***]

3.0	[***]
4.0            In the event of the termination of the Agreement, this Letter Agreement shall survive such termination with respect to all Aircraft delivered under the Agreement.

5.0	[***], the provisions of this Letter Agreement are personal to Buyer and, shall not be assigned or otherwise disposed of by Buyer [***]

6.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                     /s/ Philip Trenary
Name: [***]                                                                                    Name: Philip Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name:  [***]
Title:    Director, Contacts

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN
USA, 38132

Subject:  [***]

Gentlemen,

This shall constitute the “[***] Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

[***]

2.0	[***] , the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer [***]

3.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                 /s/ Philip Trenary
Name: [***]                                                                                Name: Philip Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name:  [***]
Title:    Director, Contacts

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN
USA, 38132

Subject:  Tax Issue

Gentlemen,

This shall constitute the “Tax Issues Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0            [***]
2.0	[***]
3.0	[***]
4.0	In the event of the termination of the Agreement, this Letter Agreement shall survive such termination with respect to all Aircraft delivered under the Agreement.
5.0	[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer with[***]
6.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                     /s/ Philip Trenary
Name: [***]                                                                                    Name: Philip Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name:  [***]
Title:    Director, Contacts

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN 38132

Subject:  Credit Memorandum

Gentlemen,

This shall constitute the “Credit Memorandum Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0
In consideration of Buyer having entered into the Agreement, upon delivery and payment in full for each of the Aircraft, Bombardier shall issue to Buyer a credit memorandum in the amount of [***] United States Dollars, expressed in July 1, 2006 United States Dollars for each Aircraft.  Such credit memoranda shall be used by Buyer to reduce the amount payable on delivery of each of the Aircraft.  [***]

2.0	[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer [***]

3.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                     /s/ Philip H. Trenary
Name: [***]                                                                                    Name: Philip H. Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name:  [***]
Title:    Director, Contacts

April 26, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Atlanta, Georgia
USA, 30354

Subject:  [***]

Gentlemen,

This shall constitute the “[***]  Letter Agreement” to Purchase Agreement No. PA-0597-B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0	[***]
2.0           [***]
3.0	[***]
4.0	[***]
5.0	[***]
[***]
6.0	[***]
7.0	Conditions and Limitations
7.1	[***]
7.2 [***]
7.3	[***]
7.4	[***]
8.0 [***]
8.2	[***]
9.0	[***]
10.0	[***]
10.2	[***]
11.0	Duplicate Remedies

It is agreed that Bombardier will not be obligated to provide to Buyer any remedy, which is a duplicate of any other remedy, which has been provided to Buyer elsewhere under the Agreement, by the Power Plant manufacturer or by any Supplier.

12.0	Limitation of Liability
THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND THE OBLIGATIONS OF BOMBARDIER HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ARTICLE 18.1 AND 18.2 OF THE AGREEMENT.

13.0	[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer [***]

14.0
This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

15.0	In the event of the Termination of the Agreement, this Letter Agreement shall survive as to any Aircraft delivered under the Agreement.

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

/s/ [***]                                                                                     /s/ Philip Trenary
Name: [***]                                                                                    Name: Philip Trenary
Title: Manager, Contracts                                                                            Title: President & CEO

/s/ [***]
Name: [***]
Title:    Director, Contacts

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN
USA, 38132

Subject:  [***]

Gentlemen,

This shall constitute the “[***]Letter Agreement” to Purchase Agreement No. PA-0597B dated April 26, 2007 (the “Agreement”), between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (“Buyer”) relating to the purchase of certain Bombardier Regional Jet Series 900 Aircraft as more particularly defined therein.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0            [***]
2.0           [***]
3.0            [***]
3.5.1        [***]
4.0            [***]kg).
5.0           [***]
6.0            [***]
7.0           [***]

8.0            Limitation of Liability

THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND THE OBLIGATIONS OF BOMBARDIER HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ARTICLE 18.1 AND 18.2 OF THE AGREEMENT.

9.0	[***], the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer [***]

10.0
This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein. Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, this Letter Agreement shall prevail.

11.0	In the event of the Termination of the Agreement, this Letter Agreement shall survive as to any Aircraft delivered under the Agreement.

REMAINING PORTION OF THE PAGE INTENTIONALLY LEFT BLANK

Yours very truly                                                                            Acknowledged and Accepted

BOMBARDIER INC                                                                            For and on behalf of
Bombardier Aerospace                                                                            Pinnacle Airlines, Inc.
Regional Aircraft

Name: [***]                                                                                    Name: ________________
Title: Manager, Contracts                                                                            Title: ________________

Name:  [***]
Title:    Director, Contacts

[Missing Graphic Reference]

April 27, 2007

Pinnacle Airlines, Inc.
1689 Nonconnah Boulevard
Memphis, TN
USA, 38132

[***]Letter Agreement to Purchase Agreement No. PA-0597B (the “Agreement”) between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines, Inc. (for purposes of this Letter Agreement “Buyer”) relating to the purchase of sixteen (16) Bombardier Regional Jet Series 900 firm Aircraft (the “Aircraft”)

Gentlemen:

Bombardier hereby commits [***], subject to the terms and conditions defined herein and in Attachment 1 hereto, for the above referenced Aircraft that will be acquired by Buyer pursuant to the Agreement.  This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence the parties’ agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.
1.0	[***]

2.0	[***]

[***]

3.0            [***]

[***]5.0	[***]
6.0	[***]
7.0            [***]

8.0	[***]

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,	Acknowledged and Accepted

BOMBARDIER INC. Bombardier Aerospace Regional Aircraft	For and on behalf of Pinnacle Airlines, Inc.

Name: ___________________	Name: ___________________
Title: ___________________	Title: ___________________

Name: ___________________
Title: ___________________

ATTACHMENT 1 TO [***]LETTER AGREEMENT

[***][***][***][***][***]

[***][***][***][***][***][***][***][***][***][***]

[***][***][***]

[***][***][***][***]
[***]

[***][***]
[***]
DEFINITIONS:
Any capitalized terms used and not defined herein shall have the meanings ascribed to them in that certain Purchase Agreement No. PA-0597B dated March ___, 2007, by and between Pinnacle Airlines, Inc. and Bombardier Inc.